Fees Summary	Feb. 19, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	16,459.22
Total Transaction Valuation	119,183,374.15
Total Offset Amount	0.00
Net Fee	$ 16,459.22